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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 30, 2003.


                                PAXAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                0-5610                                    13-5670050
       (Commission File Number)                (IRS Employer Identification No.)

  105 CORPORATE PARK DRIVE, WHITE PLAINS, NEW YORK             10604
 (Address of Principal Executive Offices)                   (Zip Code)

                                 (914) 697-6800
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9. REGULATION FD DISCLOSURE.

On January 30, 2003, the Registrant announced that James R. Painter was appointed to fill a vacancy on its Board of Directors. See the press release attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        Exhibit 99.1 -- Paxar Corporation Press Release, issued January 30,
        2003.












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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        PAXAR CORPORATION
                                                        (Registrant)


Date: January 31, 2003                                  By: /s/ Robert S. Stone
                                                            -------------------
                                                            Robert S. Stone
                                                            Vice President and
                                                            Secretary









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